Exhibit 10.2

Stonebraker #42-28
Lease No. 663900

ASSIGNMENT OF WORKING INTEREST

   This Assignment made this 13th day of November 2004 from PETROLEUM DEVELOPMENT CORPORATION, a Nevada Corporation, (herein called "Assignor") to PDC 2004D, Limited Partnership, (herein called "Assignee");

WITNESSETH

Assignor, for the sum of One Dollar ($1.00) and other valuable consideration, the receipt of which is hereby acknowledged, does by these presents GRANT, BARGAIN, SELL, EXCHANGE, CONVEY, ASSIGN, TRANSFER, SET OVER and DELIVER unto Assignee all of the following:

1.              The specific undivided interest shown In Exhibit A In respect of each of the oil and gas leases shown in Exhibit A, but only to the extent such leases cover lands and depths necessary for production of the specific oil and gas well Identified in Exhibit A. This is intended to be a "wellbore assignment." Assignee shall be entitled to receive that share of production from the well identified in Exhibit A which is attributable to the undivided interest here being assigned, but the Assignee shall have, as a result of this Assignment, no interest whatsoever in any other oil and gas well, whether now existing or hereafter drilled, which may be located on the lands described in Exhibit A or on any land pooled therewith. Assignor expressly excepts from this Assignment and reserves to itself, its successors and assigns, the remainder of the lease and the leasehold oil and gas estate, including (without limitation) the right to produce other wells which are or may be located on the lands described in Exhibit A and lands pooled therewith, without the obligation to account to Assignee for any such other production.

2.              The specific undivided interest shown in Exhibit A in all valid unitization, pooling, operating and communitization agreements, declarations and orders involving the leasehold interests here being assigned, but only to the extent that such agreements, declarations and orders relate to the well specifically Identified in Exhibit A and in all other respects limited to the manner as set forth in Paragraph 1. above.

3.              The specific undivided interest shown in Exhibit A in all valid oil and gas sales, purchase, exchange and processing contracts, but only to the extent that such contracts relate to the well specifically identified in Exhibit A and in all other respects limited in the manner set forth in Paragraph 1, above.

4.              The specific undivided interest shown In Exhibit A in all personal property, improvements, lease and well equipment, easements, permits, licenses, servitudes and rights-of-way now owned by Assignor and being used in connection with the operation of the well specifically identified in Exhibit A or in connection with the production, treating, storing, transportation or marketing of oil, gas and other minerals from that well, but in all respects limited in the manner set forth in Paragraph 1, above.

TO HAVE AND TO HOLD the Interests described unto Assignee, its successors and assigns, forever.

This Assignment is made without warranties of any type (whether of title, merchantability or fitness for a particular use), either express or Implied, but is made with full substitution of Assignee in all covenants and warranties previously given or made by others, but only to the extent of the Interests here assigned. Assignor does, however, expressly Intend that this Assignment convey any title that Assignor may hereafter acquire to the extent that such after-acquired title may be necessary to fulfill the interests herein assigned.

Assignee shall bear its proportionate share of all burdens on production now of record and hereby assumes its proportionate share of all other obligations that relate to the well specifically identified in Exhibit A and the production therefrom.

Both Assignor and Assignee hereby agree to execute and deliver such additional instruments, notices, division orders, transfer orders and other documents as may reasonably be requested by the other, and to do such other acts and things, as may be necessary or convenient to accomplish this Assignment in the manner and to the extent described In Paragraph 1, above.

Stonebraker #42-28
Lease No. 683900

IN WITNESS WHEREOF, Petroleum Development Corporation has executed and delivered this Instrument, with the intention that it shall be effective as of the date of first production from the well specifically identified in Exhibit A.

PETROLEUM DEVELOPMENT CORPORATION
A Nevada Corporation
BY:	/s/ William Gainor
William D. Gainor Land Manager

STATE OF WEST VIRGINIA	)
	)	TO-WIT:
COUNTY OF HARRISON	)

The foregoing instrument was acknowledged before me this 17th day of November 2004 by William D. Gainor, Land Manager of Petroleum Development Corporation, a Nevada Corporation, for and on behalf of the Corporation. He executed the foregoing for the purposes therein contained.

OFFICIAL SEAL
Notary Public. State of West Virginia
RITA A. CLARK
Petroleum Development Corporation
103 East Main Street, Box 26
Bridgeport, WV 26330
My commission expires June 2, 2009

/s/ Rita A. Clark
Rita A. Clark
Notary Public - State of West Virginia
County of Harrison
My Commission expires: June 2, 2009

This Instrument was prepared by:

Petroleum Development Corporation
103 East Main Street
    P.O. Box 26
Bridgeport, WV 26330
Pt: 1-800-624-3821 or 304-842-6256

Stonebraker 42-28
Lease No. 683900

AMENDMENT TO
ASSIGNMENT OF WORKING INTEREST

     THIS AMENDMENT TO ASSIGNMENT OF WORKING INTEREST is made March 13, 2006 between Petroleum Development Corporation, a Nevada corporation, and PDC 2004-D Limited Partnership, a West Virginia limited partnership whose address is P.O. Box 26, Bridgeport, West Virginia 26330.

1.     Background. By this instrument, the parties correct and amend the Assignment of Working Interest (the "Original Assignment"), dated November 13, 2004 and recorded as Instrument No. 3301802 in the real property records of Weld County, Colorado.

2.     Amendment. Petroleum Development Corporation and PDC 2004-D Limited Partnership hereby amend the Original Assignment by deleting in its entirety the Exhibit A that is attached to the Original Assignment and replacing it with the Exhibit A that is attached to this instrument. All other provisions of the Original Assignment are unchanged.

3.     Effective Date. The parties intend that this amendment be deemed effective at the effective date of the Original Assignment, just as if the Exhibit A that is attached to this instrument had originally been attached to the Original Assignment.

IN WITNESS WHEREOF, this instrument has been executed by the parties.

PDC 2004-D LIMITED PARTNERSHIP

By:	Petroleum Development Corporation

By:	/s/ Ersel Morgan
Ersel E. Morgan, Jr. as Vice President

STATE OF WEST VIRGINIA	§
	§	ss.
COUNTY OF HARRISON	§

The  foregoing  instrument was  acknowledged before  me this 5th day April 2006, by Ersel E. Morgan, as Vice President of Petroleum Development Corporation, the Managing General Partner of PDC 2004-D Limited Partnership, a West Virginia limited partnership.

Witness my hand and official seal.

OFFICIAL SEAL
Notary Public. State of West Virginia
RITA A. CLARK
Petroleum Development Corporation
103 East Main Street, Box 26
Bridgeport, WV 26330
My commission expires June 2, 2009

/s/ Rita A. Clark
Rita A. Clark as Notary Public
Harrison County, West Virginia
My Commission expires: June 2, 2009

EXHIBIT "A"

AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2004-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Stonebraker 42-28	Ann M. Stonebraker and William Stonebraker	09-01-2003	3105458	T2N, R64W Sec. 28: SE4NE4	Weld	Colorado	0.99848	683900

EXHIBIT "A"
PDC 2004D LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE #
J & L Farms #32-19	Anadarko E & P Company, LP and Anadarko Land Corporation	11-29-2004	3274292	T6N, R63W Sec. 19: SW4NE4	Weld	CO	0.87367	762000

EXHIBIT "A"
PDC 2004D LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO
Fabrizius #41-1	Anadarko E&P Co., LP and Anadarko Land Corp.	12-01-2004	3274293	T6N, R65W Sec. 1: NE4NE4	Weld	CO	0.87367	763100

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF
WORKING INTEREST PDC 2004-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE.	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Stonebraker 32-28	Ann M. Stonebraker and William Stonebraker	09-01-2003	3105458	T2N, R64W Sec. 28: SW4NE4	Weld	Colorado	0.99848	683900

EXHIBIT "A"
PDC 2004D LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE# API#
Uyemura 33-31	Anadarko E&P Company, LP and Anadarko Land Corp	02-06-2004	3225684	T7N, R64W Sec. 31: NWSE	Weld	CO	0.798784	731400

EXHIBIT "A"
PDC 2004D LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE #
Pfenning #44-31	Anadarko E&P Company, LP and Anadarko Land Corp.	02-06-2004	3225684	T7N, R64W Sec. 31: SE4SE4	Weld	CO	0.798784	731400

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2004-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Cecil 11-12	Stephen W. Cecil and Joanna M. Cecil	05-20-2004	3192852	T6N, R64W Sec. 12: NW4NW4	Weld	Colorado	0.99848	759400

EXHIBIT “A”
PDC 2004D LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE #
Pfenning #43-31	Anadarko E&P Company, LP and Anadarko Land Corp.	02-06-2004	3225684	T7N, R64W Sec. 31: NE4SE4	Weld	CO	0.798784	731400

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2004-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Cecil 21-12	Stephen W. Cecil and Joanna M. Cecil	05-20-2004	3192852	T6N, R64W Sec. 12: NE4NW4	Weld	Colorado	0.99848	759400

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2004-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Barrell-41-4	David A. Barrell	05-27-2004	3192850	T6N, R64W Sec. 4: NE4NE4	Weld	Colorado	0.99848	759200
	Louise J. Todd	05-27-2004	3195097	T6N,R64WSec. 4: E2NE4				760000
	Margaret K. Look	06-02-2004	3201749	6N, R64W Sec. 4: E2NE4				761000
	Warren L. Look	09-01-2004	3228250	T6N. R64W Sec. 4: E2NE4				773300
	Northern Trust Bank of Florida, N.A. Trustee of the J. Logan Look Irrevocable Trust FBO Linda Eastman	09-01-2004	3228244	T6N, R64W Sec. 4: E2NE4				773200

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2004-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Riggs 43-16	Ressie M. Riggs	10-31-1986	2079780	T6N, R65W Sec. 16: NE4SE4	Weld	Colorado	0.99848	730800
	Ressie M. Riggs, by William 0. Riggs, AIF	10-26-1989	2196506
	Ressie M. Riggs	02-23-1990	2206103
	Melvin T. Bickling, et ux	02-23-1981	1870971
	Marjorie A. Norris, et vir, Fred Cozzins, Jr., et ux, Charles Cozzins, et ux	08-07-1982	1953448

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKINGINTEREST
PDC 2004-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Francis 11-8	Sharon A. Bonnell, et vir	07-22-2004	32177125	T6N, R64W Sec. 8: PO NW4	Weld	Colorado	0.99848	766600
	DK & F Investments	07-06-2004	3226023	T6N, R64W Sec. 8: NW4 w/exceptions				772800
	Sharon Bonnell	07-30-2004	3217721	T6N, R64W Sec. 8: PO NW4				766900
	Betty Jean Ferrin	07-30-2004	3217722	T6N, R64W Sec. 8: PO NW4				766800
	Marvin Dean Meissinger	07-30-2004	3217723	T6N, R64W Sec. 8: PO NW4				766700

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2004-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Wolfrum 42-10	Jimmie L. Wolfrum, et ux	05-12-2004	3192851	T6N, R64W Sec. 10: SE4NE4	Weld	Colorado	0.99848	759300
	Arnold C. Hoffman, et ux.	04-22-2004	3179779	T6N, R64W Sec. 10: S2NE4				755100

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2004-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Francis 22-8	DK&F Investments	07-06-2004	3226023	T6N, R64W Sec. 8: SE4NW4	Weld	Colorado	0.99848	772800

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2004-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Adams 31-10	June A. Adams	04-22-2004	3189021	T6N, R64W Sec. 10: NW4NE4	Weld	Colorado	0.99848	758500
	Alice L. Heidenreich, Jack 0. Heidenreich and Pamela L. Heidenreich, et ux	04-22-2004	3184274	T6N, R64W Sec. 10: N2NE4
	Arnold C. Hoffman And Donna J. Hoffman, et ux	04-22-2004	3179778	T6N,R64W Sec. 10: Sec. 10: N2NE4

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2004-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Wells Ranch 13-20	Steven T. Wells and Teresa L. Wells, his wife And Katherine Wells Calve	11 -14-2003	3144988	T6N, R63W Sec. 20: NWSW	Weld	CO	0.99848	731500

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2004-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO, BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Moody 12-6	J. Gale Moody and Valerie A. Moody	03-12-2004	3163796	T6N, R64W Sec. 6: SW4NW4	Weld	Colorado	0.99848	737800

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2004-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Wells Ranch 24-20	Steven T. Wells and Teresa L. Wells, his wife And Katherine Wells Calve	11-14-2003	3144988	T6N, R63W Sec. 20: SESW	Weld	CO	0.99848	731500

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2004-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Wells Ranch 43-34	Wells Ranch, a generalpartnership and Katherine Wells Calve, et vir	03-23-1988	2136098	T6N, R63W, Sec. 34: NE4SE4	Weld	CO	0.99848	651500

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OP WORKING INTEREST
PDC 2004-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Moody 22-6	J. Gale Moody and Valerie A. Moody	03-12-2004	3163796	T6N, R64W Sec. 6: SE4NW4	Weld	Colorado	0.99848	737800

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2004-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Wells Ranch 44-34	Wells Ranch, a generalpartership and Katherine Wells Calve	03-23-1988	2136098	T6N, R63W, Sec. 63: SE4SE4	Weld	CO	0.99848	651500

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2004-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Kreps 33-6	David Kreps, Jr.	10-29-2000	2803092	T6N, R64W, Sec. 6: NW4SE4	Weld	CO	0.99848	658600
	Elmer C. Rossman	10-24-2000	2803089					658900
	Alfred J. Greenwalt, et ux	11-06-2000	2808947					659800
	Dorothy R. Hoff	10-27-2000	2803090					658800
	Marion Forbes	10-25-2000	2803091					658700

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2004-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Wells Ranch 14-14	Wells Ranch, a Colorado General Partnership and Katherine Wells Calve	11-14-2003	3130700	T5N, R63W Sec. 14: SW4SW4	Weld	CO	0.99848	687700

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OP WORKING INTEREST
PDC 2004-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Kreps 43-6	David Kreps, Jr.	10-29-2000	2803092	T6N, R64W, Sec. 6: NE4SE4	Weld	CO	0.99848	658600
	Elmer C. Rossman	10-24-2000	2803089					658900
	Alfred J. Greenwalt, et ux	11-06-2000	2808947					659800
	Dorothy R. Hoff	10-27-2000	2803090					658800
	Marion Forbes	10-25-2000	2803091					658700

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2004-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Wells Ranch 23-14	Wells Ranch, a Colorado General Partnership and Katherine Wells Calve	11-14-2003	3130700	T5N, R63W Sec. 14: NE4SW4	Weld	CO	0.99848	687700

EXHIBIT “A”
AMENDMENT TO ASSIGNMENT OF WORKING INTERST
PDC 2004-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Kreps 32-6	James G. Woods	06-30-2004	3213216	T6N, R64W Sec. 6: SW4NE4	Weld	CO	0.99848	765000
	Joan E. Taggert	06-30-2004	3213217					765200
	Doris S. Wood	06-30-2004	3213218					766500
	Catherine Kuhlman	06-30-2004	3217729					765100
	Bette Sue Wood	06-30-2004	3217730					766300
	Keith Klussman	06-30-2004	3228248					773100
	Ronald D. Kreps	07-14-2004	3253730					779500

EXHIBIT"A"
PDC 2004D LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE #
J&L Farms #42-19	Anadarko E&P LP Co. and Anadarko Land Corporation	11-29-2004	3274292	T6N, R63W Sec. 19: SE4SE4	Weld	CO	0.87367	762000

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2004-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Kreps 31-6	James G. Woods	06-30-2004	3213216	T6N, R64W Sec. 6: NW4NE4	Weld	CO	0.99848	765000
	Joan E. Taggert	06-30-2004	3213217					765200
	Doris S. Wood	06-30-2004	3213218					766500
	Catherine Kuhlman	06-30-2004	3217729					765100
	Bette Sue Wood	06-30-2004	3217730					766300
	Keith Klussman	06-30-2004	3228248					773100
	Ronald D. Kreps	07-14-2004	3253730					779500

EXHIBIT "A"
PDC 2004D LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE#
J&L Farms #41-19	Anadarko E&P LP Co. and Anadarko Land Corporation	11-29-2004	3274292	T6N, R63W Sec. 19: NE4NE4	Weld	CO	0.87367	762000

EXHIBIT "A"
PDC 2004D LIMITED PARTNERSHIP

WELL NAME	LESSOR or ASSIGNOR	LEASE DATE	RECEPTION NO.	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE #
J&L Farms #31-19	Anadarko E&P Company, LP and Anadarko Land Corporation	11-29-2004	3274292	T6N, R63W Sec. 19: NW4NE4	Weld	CO	0.87367	762000

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2004-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Wells Ranch 41-30	William W.Carpenter	02-02-2004	3163797	T6N, R63W Sec. 30: NE4NE4	Weld	CO	0.99848	737900
	Ward Carpenter	02-02-2004	3184272	T6N, R63W Sec. 30: E2NE4				757900

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2004-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Wells Ranch 42-30	William W. Carpenter	02-02-2004	3163797	T6N, R63W Sec. 30: SE4NE4	Weld	CO	0.99848	737900
	Ward Carpenter	02-02-2004	3184272	T6N, R63W Sec. 30: E2NE4				757900

Puckett #21C-3lD
Lease No. 636800

ASSIGNMENT OF WORKING INTEREST

This Assignment made this 24th day of October 2004 from PETROLEUM DEVELOPMENT CORPORATION, a Nevada Corporation, (herein called "Assignor") to PDC 2004D, Limited Partnership, (herein called "Assignee");

WITNESSETH

Assignor, for the sum of One Dollar ($1.00) and other valuable consideration, the receipt of which is hereby acknowledged, does by these presents GRANT, BARGAIN, SELL, EXCHANGE, CONVEY, ASSIGN, TRANSFER, SET OVER and DELIVER unto Assignee all of the following;

1.             The specific undivided Interest shown in Exhibit A in respect of each of the oil and gas leases shown in Exhibit A, but only to the extent such leases cover lands and depths necessary for production of the specific oil and gas well identified In Exhibit A. This is intended to be a "wellbore assignment." Assignee shall be entitled to receive that share of production from the well Identified in Exhibit A which is attributable to the undivided interest here being assigned, but the Assignee shall have, as a result of this Assignment, no interest whatsoever In any other oil and gas well, whether now existing or hereafter drilled, which may be located on the lands described in Exhibit A or on any land pooled therewith. Assignor expressly excepts from this Assignment and reserves to itself, its successors and assigns, the remainder of the lease and the leasehold oil and gas estate, including (without limitation) the right to produce other wells which are or may be located on the lands described in Exhibit A and lands pooled therewith, without the obligation to account to Assignee for any such other production.

2.             The specific undivided interest shown in Exhibit A In all valid unitization, pooling, operating and communitization agreements, declarations and orders involving the leasehold interests here being assigned, but only to the extent that such agreements, declarations and orders relate to the well specifically identified in Exhibit A and in all other respecis limited to the manner as set forth in Paragraph 1, above.

3.             The specific undivided interest shown in Exhibit A in ail valid oil and gas sales, purchase, exchange and processing contracts, but only to the extent that such contracts relate to the well specifically identified in Exhibit A and in all other respects limited in the manner set forth in Paragraph 1, above.

4.             The specific undivided Interest shown In Exhibit A in all personal property, improvements, lease and well equipment, easements, permits, licenses, servitudes and rights-of-way now owned by Assignor and being used in connection with the operation of the well specifically Identified In Exhibit A or In connection with the production, treating, storing, transportation or marketing of oil, gas and other minerals from that well, but in all respects limited in the manner set forth in Paragraph t, above.

    TO HAVE AND TO HOLD the interests described unto Assignee, its successors and assigns, forever.

This Assignment is made without warranties of any type (whether of title, merchantability or fitness for a particular use), either express or implied, but is made with full substitution of Assignee in all covenants and warranties previously given or made by others, but only to the extent of the interests here assigned. Assignor does, however, expressly intend that this Assignment convey any title that Assignor may hereafter acquire to the extent that such after-acquired title may be necessary to fulfill the interests herein assigned.

Assignee shall bear its proportionate share of all burdens on production now of record and hereby assumes its proportionate share of all other obligations that relate to the well specifically identified In Exhibit A and the production therefrom.

Both Assignor and Assignee hereby agree to execute and deliver such additional instruments, notices, division orders, transfer orders and other documents as may reasonably be requested by the other, and to do such other acts and things, as may be necessary or convenient to accomplish this Assignment in the manner and to the extent described in Paragraph 1, above.

Puckett #21C-31D
Lease No. 636800

IN WITNESS WHEREOF, Petroleum Development Corporation has executed and delivered this instrument, with the intention that it shall be effective as of the date of first production from the well specifically identified in Exhibit A.

PETROLEUM DEVELOPMENT CORPORATION
A Nevada Corporation

BY:	/s/ William Gainor
William D. Gainor Land Manager

STATE OF WEST VIRGINIA	)
	)	TO-WIT:
COUNTY OF HARRISON	)

The foregoing instrument was acknowledged before me this day of November 2004 by William D. Gainor, Land Manager of Petroleum Development Corporation, a Nevada Corporation, for and on behalf of the Corporation. He executed the foregoing for the purposes therein contained.

OFFICIAL SEAL
Notary Public. State of West Virginia
RITA A. CLARK
Petroleum Development Corporation
103 East Main Street, Box 26
Bridgeport, WV 26330
My commission expires June 2, 2009
/s/ Rita A. Clark
Rita A. Clark
Notary Public - State of West Virginia
County of Harrison
My Commission expires: June 2, 2009

This Instrument was prepared by;

Petroleum Development Corporation
103 East Main Street
P.O. Box 26
Bridgeport, WV 26330
Ph: 1-800-624-3821 or 304-842-6256

Puckett 21C-3ID
Lease No. 636800

AMENDMENT TO ASSIGNMENT OF WORKING INTEREST

THIS AMENDMENT TO ASSIGNMENT OF WORKING INTEREST is made March 13, 2006 between Petroleum Development Corporation, a Nevada corporation, and PDC 2004-D Limited Partnership, a West Virginia limited partnership whose address is P. O, Box 26, Bridgeport, West Virginia 26330.

1.     Background. By this instrument, the parties correct and amend the Assignment of Working Interest (the "Original Assignment"), dated October 24, 2004 and recorded as Instrument No. 677478 in the real property records of Garfield County, Colorado.

2.     Amendment. Petroleum Development Corporation and PDC 2004-D Limited Partnership hereby amend the Original Assignment by deleting in its entirety the Exhibit A that is attached to the Original Assignment and replacing it with the Exhibit A that is attached to this instrument. All other provisions of the Original Assignment are unchanged.

3.     Effective Date. The parties intend that this amendment be deemed effective at the effective date of the Original Assignment, just as if the Exhibit A that is attached to this instrument had originally been attached to the Original Assignment.

IN WITNESS WHEREOF, this instrument has been executed by the parties.

PDC 2004-D LIMITED PARTNERSHIP

By:	Petroleum Development Corporation

By:	/s/ Ensel E. Morgan
Ensel E. Morgan Jr. as Vice President

STATE OF WEST VIRGINIA	§
	§	ss.
COUNTY OF HARRISON	§

The foregoing instrument was acknowledged before me this 5th day of April, 2006, by Ersel E. Morgan, as Vice President of Petroleum Development Corporation, the Managing General Partner of PDC 2004-D Limited Partnership, a West Virginia limited partnership.

   Witness my hand and official seal.

OFFICIAL SEAL
Notary Public. State of West Virginia
RITA A. CLARK
Petroleum Development Corporation
103 East Main Street, Box 26
Bridgeport, WV 26330
My commission expires June 2, 2009
/s/ Rita A. Clark
Rita A. Clark as Notary Public
Harrison County, West Virginia
My commission expires; June 2, 2009

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2004-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Puckett2lC-31D	Puckett Land Company	11-15-1999	556562	T6S, R96W Sec. 31: NE4NW4	Garfield	Colorado	0.99848	636800

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2004-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Puckett 2lD-31D	Puckett Land Company	11-15-1999	556562	T6S, R96W Sec. 31: NE4NW4	Garfield	Colorado	0.99848	636800

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2004-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Chevron 13D-17D	Chevron USA Inc.	11-15-2002	Book 1447, Page 573	T6S, R96W Sec. 17: SW4SW4	Garfield	Colorado	0.99484	691300

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2004-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Puckett 22C-31D	Puckett Land Company	11-15-1999	556562	T6S, R96W Sec. 31; SE4NW4	Garfield	Colorado	0.99848	636800

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2004-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Chevron 12B-17D	Chevron USA, Inc.	11-15-2002	Book 1447, Page 573	T6S, R96W Sec. 17: SW4SW4	Garfield	Colorado	0.99848	691300

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2004-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Chevron 42D-8	Chevron USA, Inc.	11-02-2002	623085	T6S, R96W Sec. 8: SE4NE4	Garfield	Colorado	0.99848	687400

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2004-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Chevron 13A-17D	Chevron USA, Inc.	11-15-2002	Book 1447, Page 573	T6S, R96W Sec. 17: NW4SW4	Garfield	Colorado	0.99848	691300

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2004-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Chevron 42A-8D	Chevron USA, Inc.	11-02-2002	623085	T6S, R96W Sec. 8: SE4NE4	Garfield	Colorado	0.99848	687400

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2004-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Chevron 41D-8D	Chevron USA, Inc.	11-02-2002	623085	T6S, R96W Sec. 8: SE4NE4	Garfield	Colorado	0.99848	687400

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2004-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Puckett44D-30D	Puckett Land Company	11-15-1999	556562	T6S, R96W Sec. 30: SE4SE4	Garfield	Colorado	0.44848	636800

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2004-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Chevron 41A-8D	Chevron USA, Inc.	11-02-2002	623085	T6S, R96W Sec. 8: NE4NE4	Garfield	Colorado	0.99848	687400

EXHIBIT "A"
AMENDMENT TO ASSIGNMENT OF WORKING INTEREST
PDC 2004-D LIMITED PARTNERSHIP

WELL NAME	LESSOR OR ASSIGNOR	LEASE DATE	RECEPTION NO. BOOK/PAGE	LEGAL DESCRIPTION	COUNTY	STATE	ASSIGNED INTEREST	LEASE NO.
Puckett 44B-30D	Puckett Land Company	11-15-1999	556562	T6S, R96W Sec. 30: SE4SE4	Garfield	Colorado	0.99848	636800